Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of Adept Technology, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         o the Amended Annual Report of the Company on Form 10-K/A for the period ended June 30, 2002 fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and

         o    the information  contained in such report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operation of the Company.


Dated:  February 5, 2003


/s/  Brian R. Carlisle
-----------------------------

Brian R. Carlisle,
Chairman of the Board of Directors
and Chief Executive Officer


/s/  Michael W. Overby
-----------------------------

Michael W. Overby,
Vice President, Finance
and Chief Financial Officer